Exhibit 10.2


                           EMPLOYEE LEASING AGREEMENT


     EMPLOYEE LEASING AGREEMENT (the "Agreement"), dated February 19, 1997, among Lone Star Liquidating Trust, a Texas trust (the "Trust"), Facilities Management Installation, Inc., a Delaware corporation ("FMI" and together with the Trust sometimes collectively referred to herein as the "Trust Companies") and Southwestern Financial Services Corporation, a Delaware corporation ("SWFSC").

                             INTRODUCTORY PROVISIONS

     The following are true and correct and form the basis for and are a part of this Agreement:

     A. SWFSC is a party to (i) that certain Employee Leasing Agreement dated as of December 29, 1995, with I.C.H. Corporation ("ICH"), FMI and other subsidiaries  of ICH (as amended and extended to date, the "ICH  Agreement") and
(ii) that certain Employee Leasing and Data Processing Capacity Agreement dated as of December 29, 1995 with Bankers Multiple Line Insurance Company, an Illinois insurance company ("BML" (as amended and extended to date, the "BML Agreement"). Both the ICH Agreement and the BML Agreement expire by their terms on the date hereof.

     B. ICH filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code in the U.S. Bankruptcy Court, Northern District of Texas, Dallas Division on October 10, 1995. Pursuant to the First Amended Joint Plan of Reorganization Under Chapter 11, as approved by Order dated February 7, 1997 (the "Plan"), the Trust was established to which certain assets of ICH have been transferred, including the capital stock of FMI. Further, the Trust has agreed with Reorganized ICH (as defined in the Plan) to provide such administrative and management services to it and BML as was being provided under the ICH Agreement and BML Agreement, respectively, immediately prior to the expiration of such agreements, which services will be obtained by the Trust under and pursuant to this Agreement.

     NOW,  THEREFORE,  in  consideration  of the  foregoing  and other  good and
valuable   consideration  the  receipt  and  sufficiency  of  which  are  hereby acknowledged, the parties hereto agree as follows:



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                                    ARTICLE I

                            Leased Employee Services

     1.1 In General. The leased employees are substantially all of the employees of SWFSC, and the Executive Managers set forth on Schedule 1.1, who perform the tasks set forth in Article VI hereto for SWFSC and its affiliates and who performed substantially all of the services reasonably necessary or required for the conduct of the business of the companies, including ICH, FMI and BML, that SWFSC served under the ICH Agreement and BML Agreement prior to the date hereof. Such business as so conducted and to the extent to be conducted under this Agreement for and on behalf of the Trust Companies is referred to as the "Business." Such leased employees, as changed from time to time in accordance with this Agreement, are herein called the "Leased Employees." Subject to
Section 1.3, the Leased Employees, together with their offices, and office equipment, (including computer and other data processing equipment) and supplies (collectively, the "Offices"), will be made available to the Trust Companies to the extent reasonably necessary or required for the conduct of the Business under the supervision, direction and control of Susan A. Brown, Managing Trustee (the "Trustee").

     1.2 Acceptance. The Trust Companies hereby acknowledge that the Leased Employees to be made available to the Trust Companies as of the date hereof collectively have the qualifications, training and experience reasonably necessary or required for the conduct of the Business in accordance with sound business practices in all material aspects.

     1.3 Allocation of Time. SWFSC will use its reasonable efforts in good faith to allocate on a fair and equitable basis the time of the Leased Employees among the other companies to which it provides services, including its own affiliates and the Trust Companies.

                                   ARTICLE II

                                Leased Employees

     2.1 Provision of Leased Employees. SWFSC hereby leases the Leased Employees to the Trust Companies on a non-exclusive basis during the term of this Agreement. At all times during the term of this Agreement, SWFSC will have the right to determine, in the reasonable exercise of its discretion, the identity of Leased Employees and the percentage of the Leased Employees' time to be devoted to the Trust Companies; provided, however, at all times during the term hereof SWFSC will (a) provide the Trust Companies with Leased Employees who collectively have the qualifications, training and experience reasonably necessary for the conduct of the Business in accordance with sound business practices in all material aspects, and (b) subject to Section 1.3, cause such Leased Employees to devote such time as may be reasonably necessary or required for the conduct of the Business.


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     2.2 SWFSC As Sole Employer.  The Leased Employees shall at all times remain the employees of SWFSC. SWFSC shall have the sole authority and responsibility to hire, terminate, determine the rate and manner of compensation and benefits
of,   evaluate  and  discipline  the  Leased   Employees.   Such  authority  and
responsibility shall be exercised without prior consultation with, or notice to, the Trust Companies, except that insofar as their work for the Trust Companies is concerned, the activities of the Leased Employees shall be under the direction, supervision and control of the Trustee, as provided in Article IV. The Trust Companies shall not have any obligation for the payment of any compensation or benefits to any Leased Employee. Notwithstanding the provisions of Section 2.1, SWFSC shall, at the request of the Trust Companies, make reasonable efforts to replace or reassign any Leased Employee who does not adequately perform assigned tasks, as determined by the Trustee in the reasonable exercise of her discretion.

     2.3 No Solicitation. During the period beginning on the date hereof and ending on the later of (a) the first anniversary of the date hereof, or (b) six months after the termination of this Agreement, the Trust Companies shall not directly or indirectly, employ, or offer employment to or solicit, encourage or induce any person employed by SWFSC to leave the employ of SWFSC without the prior consent of SWFSC, provided, that the Trust Companies may solicit for employment any Leased Employee whose employment by SWFSC has been involuntarily terminated by SWFSC but only to the extent such solicitation commences following such Leased Employee's termination of employment with SWFSC.

     2.4 No Agency. In the performance of their duties in respect of the Business, the Leased Employees shall be the agents of the Trust Companies and not of SWFSC. The Trust Companies shall not hold out the Leased Employees, and shall use commercially reasonable efforts to cause the Leased Employees not to hold themselves out, as agents of SWFSC in the course of the performance by the Leased Employees of their duties in respect of the Business.

                                   ARTICLE III

                    Use of Facilities, Equipment and Supplies

     3.1 No Ownership Interest: Limited Rights. The Trust Companies shall have no property interest or other rights in the Offices. Each Trust Company acknowledges that its only right under this Agreement is to the lease of the Leased Employees and to have the use of Offices in the manner provided herein, and that it is not granted any right to the use of any specific equipment or software or any particular configuration thereof, except as provided herein.

     3.2 Lease of Facilities. If either party so desires, the Trust Companies will enter into a mutually agreeable lease, sublease or other such arrangement with SWFSC pursuant to this Agreement for the use by the Trust Companies of any SWFSC facilities that the Trust Companies exclusively occupies. Such lease, sublease or other arrangement will be for the term of this Agreement only, unless otherwise expressly agreed by SWFSC, and will have such other terms as the parties agree.

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     3.3  Purchase of Specific  Equipment  and Forms.  In the event the Business requires the use of any specific equipment or any business forms, including, without limitation, letterhead, notices and other customer communications, or any other item, in each case, which will be used exclusively by the Trust
Companies   (collectively  the  "Purchased  Items"),  SWFSC  may,  in  its  sole discretion, purchase such item for the account of the Trust Companies, provided, that if the amount required to be expended for any Purchased Item exceeds $5,000, such expenditure shall not be made without the prior consent of the Trustee. The full cost of the Purchased Item, which cost shall include any reasonable expenses of SWFSC in procuring the Purchased Item, shall be reflected on the next succeeding monthly billing statement provided to the Trust Companies pursuant to Section 6.2. Following the termination of this Agreement, Purchased Items not held in the name of the Trust Companies shall be transferred and conveyed to the Trust Companies at no additional cost to the Trust Companies, except for the reasonable expenses incurred by SWFSC in transferring such Purchased Items to the Trust Companies, which expenses shall be paid by the Trust Companies immediately upon receipt of such Purchased Item.

     3.4 Maintenance of Books and Records. During the term of this Agreement, and subject to applicable law or regulation, SWFSC shall maintain for and on behalf of the Trust Companies such books and records of the Trust Companies as the Trustee may reasonably request in the same manner, and subject to the same records retention policy, as SWFSC uses for the books and records of its affiliates. If at any time the Trust Companies object to the records retention policy of SWFSC, the Trust Companies may (at the Trust Companies' expense) remove and retain such books and records. SWFSC shall provide access to such books and records to the Trust Companies and its designees at the offices of SWFSC during normal business hours, and shall furnish such books and records to the Trust Companies upon reasonable request.

     3.5 Use of Trust Companies Property. In the performance of their duties hereunder the Leased Employees will have the right to use any piece of equipment or software which is owned by the Trust Companies or which the Trust Companies has the right to use. The Trust Companies will use commercially reasonable efforts to obtain all consents from third parties, if any, which may be necessary for the Leased Employees to use any such equipment or software.

                                   ARTICLE IV

                  Management Obligations of the Trust Companies

     4.1 Management General.

          (a) SWFSC shall make available the Leased Employees to conduct the Business under the direction and supervision of the Trustee. The Trust Companies acknowledge that the duties of the Leased Employees will be administrative, technical and ministerial in nature and that the Leased Employees will not set policy for the Trust Companies. The Trustee shall establish or approve all policies under which the Leased Employees operate, including,

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     without limitation, policies with respect to compliance with all applicable insurance and other laws.

          (b) Although the direct supervision of any individual Leased Employee may be carried out, and the activities and performance of such individual Leased Employee may be directed by, another Leased Employee, all such supervisory activities shall be performed by the Leased Employees as agent for and on behalf of the Trust Companies and not SWFSC. The Trustee shall bear the responsibility to direct the Leased Employees, and any such direct supervision of Leased Employees by other Leased Employees shall in no way lessen the responsibility of the Trust Companies and the Trustee for the direction and supervision of the Leased Employees.

          (c) The Trustee shall act through the management structure of SWFSC, including the Executive Managers, in dealing with SWFSC and the Leased Employees.

     4.2 The Trustee.

          (a) The Trust Companies shall cause the Trustee to devote such time, attention and skill as may be necessary or appropriate to perform the duties and responsibilities of the Trustee outlined in this Agreement.

          (b) The Trust Companies will promptly notify SWFSC if Susan A. Brown is terminated or ceases to act as the Trustee for any reason, and when a new trustee is retained or appointed. In the event that the Trust Companies fail to have a trustee appointed to perform the obligations of the Trust Companies under this Agreement for a period of five consecutive business days, SWFSC may, at its sole option, cease to make the Leased Employees available hereunder until such time as a replacement trustee has been duly appointed and SWFSC has been notified thereof.



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                                    ARTICLE V

                                    Services

     5.1 Services Required. Subject to Section 1.3, SWFSC will make the Leased Employees available to the Trust Companies to the extent reasonably necessary or required for the conduct of the Business, including without limitation, the performance of the following services as reasonably directed or requested by the
Trustee:

          (a) Accounting, audit support and tax services;

          (b) Administrative and support services; and

          (c) Such other services as may be reasonably required for the conduct of the Business and as agreed by SWFSC and the Trust Companies.

                                   ARTICLE VI

                                Fees and Expenses

     6.1 Fees and Expenses of Term. During the Term of this Agreement, the fees and expenses to be paid to SWFSC by the Trust Companies hereunder shall be the Trust Companies' pro rata portion of certain fees and expenses of SWFSC calculated on the basis set forth on Schedule 6.1.

     6.2 Billing and Payment. Within 30 days following the end of each calendar month during the Term hereof or the date of termination of this Agreement, SWFSC will provide to the Trust Companies a statement showing the fees and expenses allocable to the Trust Companies for such prior calendar month or portion thereof, together with amounts paid by SWFSC in respect of any Purchased Item not yet billed to the Trust Companies.. The Trust Companies will pay each such statement in full within 15 days of receipt. Without limiting any other right of SWFSC, payments made by the Trust Companies later than 15 days shall accrue simple interest at 10% per annum (or such lesser rate as may be the legal maximum rate of interest).

     6.3 Audit/Dispute of Statements. The Trust Companies may audit a billing statement that has not been previously audited and sustained, or otherwise agreed to and not changed and that the Trust Companies believe in good faith to be incorrect provided such audit is commenced within a 15-day period after the receipt of such billing statement. The Trust Companies may audit a billing statement for the purposes of determining whether (i) the amounts allocated to the Trust Companies are appropriately allocated to the Trust Companies (rather than to an affiliate of SWFSC), and (ii) the calculation or determination of costs underlying the billing have been performed in accordance with this Agreement. The Trust Companies shall have no other right to audit, dispute, object to or otherwise challenge any statement or part thereof. Any such audit shall be completed, if at all, within 15 days after it is commenced. SWFSC shall cooperate with any such audit, including by providing

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to the Trust  Companies  all  supporting  documentation  relating to the billing statement being audited. If such audit indicates the need for an adjustment of the amounts charged, the Trust Companies may dispute the correctness of such statement or any charges thereon, by proposing, in writing, an adjustment and the reasons therefor, each in reasonable detail. Any proposed adjustment shall specify the allocated items, if any, that require adjustment and be accompanied by data supporting the proposed adjustment. Any statement (or part thereof) not disputed as to correctness by the Trust Companies (or as to which an audit has not been commenced) within the 15-day period shall thereafter conclusively be deemed correct for all purposes. In the event that a billing statement is disputed under this Section 6.3, representatives of SWFSC and the Trustee shall confer within 5 business days of delivery to SWFSC of the proposed adjustment. If SWFSC and the Trust Companies are unable to resolve such dispute within 5 business days, any such dispute shall be finally resolved in accordance with
Article VIII hereto. If such final resolution occurs after the termination of this Agreement, such adjustment shall be paid by the Trust Companies or repaid by SWFSC, as the case may be, within 15 days of the date of the final resolution. Nothing in this Section 6.3 shall relieve the Trust Companies from its obligation to pay each monthly statement or the statement prepared at the termination of this Agreement in full within 15 days of receipt, whether or not such statements reflect amounts that are being audited or disputed.

                                   ARTICLE VII

                          Remedies and Indemnification

     7.1 Limited Remedies. SWFSC's sole liability to the Trust Companies for any failure to carry out, or error or omission in carrying out, its obligations hereunder (unless such failure, error or omission results from bad faith, willful malfeasance or gross negligence of SWFSC) shall be to correct the failure, error or omission as soon as reasonably practicable under the circumstances. SWFSC shall not be liable to the Trust Companies or any other person for following instructions of the Trust Companies or the Trustee, and all remedial actions on the part of SWFSC with respect to any inaccurate, erroneous or mistaken instructions from the Trust Companies or the Trustee shall be at the sole cost and expense of the Trust Companies. IN NO EVENT SHALL SWFSC, ITS AFFILIATES OR ANY OF THEIR OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ADVISERS, OR REPRESENTATIVES (COLLECTIVELY, THE "REPRESENTATIVES") BE LIABLE TO THE TRUST COMPANIES UNDER OR IN CONNECTION WITH THIS AGREEMENT UNDER ANY THEORY OF TORT, CONTRACT, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR ANY DAMAGES, DIRECT OR INDIRECT, CONSEQUENTIAL OR OTHERWISE, EXCEPT FOR SUCH DAMAGES THAT RESULT FROM ITS OR THEIR RECKLESSNESS OR WILLFUL MISCONDUCT.

     7.2 Indemnification.

          (a) SWFSC agrees to indemnify and to hold the Trust Companies harmless from any and all Losses incurred by the Trust Companies as the result of any act or omission by

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     SWFSC in the performance of its duties hereunder if SWFSC's act or omission constitutes bad faith, willful malfeasance or gross negligence.

          (b) The Trust Companies agree to indemnify and hold SWFSC, its affiliates and each of their Representatives (collectively, the "SWFSC Indemnities") harmless from any and all Losses (whether attributable in whole or in part to the acts or omissions of the SWFSC Indemnitees) resulting from any act or omission by the Trust Companies or the Trustee related to the performance of this Agreement if the Trust Companies' or Trustee's act or omission constitutes bad faith, willful malfeasance or gross negligence.

          (c) As used herein, "Losses" shall mean any and all liabilities, obligations, commitments, losses, fines, penalties, sanctions, costs (including court costs but excluding costs and expenses of in-house experts and other personnel), expenses, interest, deficiencies or damages (whether absolute, accrued, conditional or otherwise and whether or not resulting from third-party claims) that are quantifiable in monetary terms, including reasonable out-of-pocket expenses and reasonable fees and expenses of attorneys, accountants, consultants and expert witnesses (excluding costs and expenses of in-house experts and other personnel) incurred in the investigation or defense of claims asserted against an Indemnified Party (as defined in Section 7.3).

     7.3 Indemnification Procedures. In the case of any claim asserted against a party entitled to indemnification under this Agreement (the "Indemnified Party"), notice shall be given by the Indemnified Party to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity under this Article VII may be sought, and the Indemnified Party shall permit the Indemnifying Party (at the expense of the Indemnifying Party) to assume the defense of any claim or any litigation resulting therefrom, provided that (i) the counsel for the Indemnifying Party who shall conduct the defense of such claim or litigation shall be reasonably satisfactory to the Indemnified Party,
(ii) the Indemnified  Party may participate in such defense at its expense,  and
(iii) the omission by the Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its indemnification obligation under this Agreement except to the extent that such omission results in a failure of actual notice to the Indemnifying Party and the Indemnifying Party is materially damaged as a result of such failure to give notice. Except with the prior written consent of the Indemnified Party, the Indemnifying Party, in the defense of any such claim or litigation, shall not consent to the entry of any judgment or enter into any settlement that provides for injunctive or other nonmonetary relief affecting the Indemnified Party or that does not include as an unconditional term thereof the giving by each claimant or plaintiff to the Indemnified Party of a release from all liability with respect to such claim or litigation without any payment by the Indemnified Party. If the Indemnified Party shall in good faith reasonably determine that the conduct of the defense of any claim subject to indemnification hereunder or any proposed settlement of any such claim by the Indemnifying Party might reasonably be expected to affect adversely the Indemnified Party's ability to conduct its business, or that the Indemnified Party may have available to it one or more defenses or counterclaims that are inconsistent with one or more of those that may be available to the Indemnifying Party in

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respect of such claim or any litigation relating thereto,  the Indemnified Party shall have the right at all times to participate in the defense or settlement relating to any such claim at the sole cost of the Indemnifying Party. In the event that the Indemnifying Party does not accept the defense of any matter as above provided, the Indemnified Party shall have the full right to defend against any such claim or demand and shall be entitled to settle or agree to pay in full such claim or demand at the sole cost of the Indemnifying Party. In any event, the Indemnifying Party and the Indemnified Party shall cooperate in the defense of any claim or litigation subject to this Section 7.3 and the records of each shall be available to the other with respect to such defense.

     7.4 Other Remedies. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies an Indemnified Party may otherwise have at law or in equity.

     7.5 Survival. The indemnity and other provisions of this Article VII shall survive the termination of this Agreement.

     7.6 Force Majeure. SWFSC shall not be liable to the Trust Companies for a failure to comply with the terms hereof where such failure is due to causes beyond its reasonable control. The suspension of SWFSC's obligation pursuant to this Section 7.6 shall not relieve SWFSC from performing any other obligations not affected by such cause, excuse the Trust Companies from performing its obligations under this Agreement, or extend the term of this Agreement.

                                  ARTICLE VIII

                               Dispute Resolution

     8.1 Arbitration of Disputes. Any dispute, controversy or claim arising out of or relating to this Agreement, or the Schedules hereto, or the breach, termination, validity or enforceability hereof shall be finally and exclusively settled by arbitration in accordance with this Article VIII. The arbitration shall be conducted in accordance with the commercial rules of the American Arbitration Association ("AAA") in effect at the time of the arbitration, except as they may be modified by mutual agreement of the parties. Arbitration under this Section shall be initiated by a written demand for arbitration specifying the controversy or claim on which arbitration is sought as well as the relief requested. Service of the arbitration demand shall be effective if made pursuant to the notice provisions of Section 10.9 of this Agreement. The board of arbitrators shall be composed of three arbitrators, each being qualified to make evaluations of the matters under dispute. Each of the parties to the arbitration shall appoint one arbitrator and shall notify the other party of such appointment within 15 days after receipt by the respondent of the written demand to arbitrate. The two arbitrators so appointed by the parties shall appoint a third, presiding arbitrator, within 30 days after their appointment. If either party fails to appoint its arbitrator or the two appointed arbitrators are unable to appoint a third arbitrator, each within the stated period, an arbitrator shall be chosen by the AAA in accordance with its rules. The arbitration shall take place in Dallas, Texas, or such other place as the parties mutually agree. The arbitration proceedings, all documents and all testimony, written or oral, produced in connection therewith shall be confidential. The arbitration award shall be final and

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binding on the parties and may include  costs,  including  attorneys'  fees. Any arbitration award may be enforced in any court having jurisdiction over the party against which enforcement is sought.

                                   ARTICLE IX

                              Term and Termination

     9.1 Term. This Agreement shall begin on the date hereof and continue through the close of business on the last day of the 12th calendar month commencing after the date hereof (the "Term").

     9.2 Termination.

          (a) This Agreement may be terminated by either party at any time for material breach of this Agreement by the other party and the failure of the breaching party to cure such breach within 30 days after receiving written notice of such breach in accordance with the notice provisions of this Agreement. The terminating party shall give notice of termination under this Section 9.2 and shall specify the date as of which the termination shall be effective.

          (b) During the Term, this Agreement may be terminated on 90 days prior written notice by either party.

          (c) Promptly upon termination hereof, SWFSC shall deliver to the Trust Companies or its designees all books and records, forms, statements, files, reports and other data and information in the form (including digital storage) in which they were prepared or collected by SWFSC in connection with the performance of this Agreement.

          (d) Except for Article VI, Article VII and Section 10.3, upon termination this Agreement shall become void and have no effect and there shall be no continuing obligation or liability on the party of any party hereto or its affiliates or Representatives, provided, that termination shall not relieve any party from liability for any breach hereof.

                                    ARTICLE X

                                  Miscellaneous

     10.1 Independent Contractor Status. SWFSC relationship to and with the Trust Companies under this Agreement is and at all times shall be as an independent contractor. Nothing contained herein, and no act done under this Agreement, shall be construed as establishing a partnership, joint venture or other relationship between the parties.

     10.2 Exclusive Agreement. During the term of this Agreement, the Trust Companies shall not, without the prior written consent of SWFSC, obtain services similar to those provided by Leased

EMPLOYEE LEASING AGREEMENT - Page 10

Employees from any other person except its own employees. Nothing herein shall prevent SWFSC from leasing its employees or providing any other services to any other person.

     10.3 Confidential Proprietary Information. The parties acknowledge that during the term of this Agreement, each of the parties and their agents, employees and representatives may obtain or have access to certain proprietary information of the other. Each of the parties agrees that such proprietary information will be maintained on a strictly confidential basis, will be used solely for the purposes contemplated herein, and will be disclosed only to those of the parties' respective agents, employees and representatives who require such information for purposes of their performance hereunder, or as required by applicable law or regulation.

     10.4 NO WARRANTIES. SWFSC MAKES NO REPRESENTATION OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, IN LAW OR IN FACT, WITH RESPECT TO THE ACCURACY, PERFORMANCE, QUALITY, FITNESS OR SUITABILITY FOR A PARTICULAR PURPOSE, OR MERCHANTABILITY, OR AGAINST INFRINGEMENT, OF THE FACILITIES, EQUIPMENT AND SUPPLIES FURNISHED TO THE LEASED EMPLOYEES HEREUNDER.

     10.5 Further Assurances. Each party hereto shall execute and deliver any additional instruments, letters and other documents reasonably necessary in order to effect or carry out the provisions of this Agreement and shall cause to be done, and to assist and cooperate with the other parties doing, all things necessary, proper or advisable to accomplish and carry out, in the most expeditious manner practicable, the intent of the parties as expressed herein.

     10.6 Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions of this Agreement shall remain in full force and effect. The parties shall endeavor in good faith negotiations to replace any invalid, illegal or unenforceable provision with a valid legal and enforceable provision, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provision.

     10.7 Agreement: No-Third Party Beneficiaries. This Agreement and the other documents and instruments referred to herein (a) constitute the entire agreement and understanding and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and (b) except as otherwise expressly specified herein, are not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

     10.8 Assignment. This Agreement shall not be assignable or otherwise transferable by any party hereto without the prior written consent of the other parties hereto, and any purported assignment or other transfer without such consent shall be void and unenforceable.

     10.9 Notices. Any notice, demand, election, request, consent or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) when

EMPLOYEE LEASING AGREEMENT - Page 11
personally delivered or delivered by telecopy on a business day during normal business hours (at the place of receipt) at the address or number designated below, or (b) on the second business day following the date of mailing by overnight courier, fully prepaid, addressed to such address, whichever shall first occur. The addresses for such communication shall be:

         If to the Trust Companies:

         Lone Star Liquidating Trust
         500 North Akard, 12th Floor
         Dallas, Texas 75201
         Attention: Susan A. Brown
         Telecopy: (214) 954-7717

         If to SWFSC:

         Southwestern Financial Services Corporation
         500 North Akard
         Dallas, Texas 75201
         Attention: Glenn H. Gettier, Jr.
         Telecopy: (214) 954-7345

     10.10 Amendments and Waivers. This Agreement may not be amended, supplemented or discharged, and none of its provisions may be modified, except expressly by an instrument in writing signed by the party to be charged. Any term or provision of this Agreement may be waived, but only in writing by the party which is entitled to the benefit of that provision. No waiver by any party of any default with respect to any provision, condition or requirement hereof shall be deemed to be a continuing waiver in the future thereof or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     10.11 Counterpart. This Agreement may be executed in one or more counterparts, which together shall constitute but one instrument. It shall not be necessary for each party to sign each counterpart so long as each party has signed at least one counterpart.

     10.12 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas without regard to the provisions thereof pertaining to the principles of conflict of laws.



EMPLOYEE LEASING AGREEMENT - Page 12

     IN WITNESS WHEREOF, SWFSC and the Trust Companies have executed this Agreement as of the date first written above.

LONE STAR LIQUIDATING TRUST                FACILITIES MANAGEMENT INSTALLATION,
                                           INC.

By:  /s/Susan A. Brown                     By: /s/Susan A. Brown
     -----------------                         -----------------
     Susan A. Brown, Managing Trustee          Susan A. Brown,
                                               Co-Chief Executive Officer


                                           SOUTHWESTERN FINANCIAL SERVICES
                                           CORPORATION


                                           By: /s/Glenn H. Gettier, Jr.
                                               ------------------------
                                               Glenn H. Gettier, Jr., President


EMPLOYEE LEASING AGREEMENT - Page 13

                                  Schedule 1.1

                               EXECUTIVE MANAGERS

                              Glenn H. Gettier, Jr.
                                Robert C. Greving
                                 Daniel B. Gail
                                  John T. Hull
                                 Robert J. Bruce
                                W. Hubert Mathis

                                  Schedule 6.1

                           Employee Leasing Agreement

     This Schedule sets forth the methodology for allocating the fees and expenses incurred for the benefit of the Trust Companies.

I. Direct Expenses

     Direct Expenses are all fees and expenses incurred by SWFSC for the exclusive benefit of the Trust Companies.

     The following are examples of Direct Expenses:

     o Cost and expenses incurred in connection with auditing the financial statements for the Trust Companies or, at the request of the Trust Companies, for ICH and BML.

     o Legal fees incurred in connection with the employment of legal counsel.

     o Special tax, accounting or other studies performed by independent professional or consulting individuals or organizations.

     o Taxes, other than FICA and employment taxes paid by SWFSC with respect to SWFSC's employees and federal, state and local taxes withheld by SWFSC.

     All Direct Expenses that are paid by SWFSC shall be charged one hundred percent (100%) to the Trust Companies.

II. Indirect Expenses

     Indirect Expenses are all fees and expenses of SWFSC incurred on behalf of the Trust Companies other than Direct Expenses . Indirect Expenses include the salaries of the Leased Employees providing services to the Trust Companies required by the Trustee. Leased Employees' salaries shall be charged to the Trust Companies at the rate of one hundred (100%) of such Leased Employees' regular monthly salaries multiplied by the percentage of time for pay purposes such Leased Employees actually worked for the Trust Companies during the month in question. All other Indirect Expenses incurred by SWFSC on behalf of the Trust Companies will be charged to the Trust Companies each month at a rate equal to sixty percent (60%) of the actual amount of salaries charged to the Trust Companies for the Leased Employees providing services to the Trust Companies during that calendar month.